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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JULY 20, 1999


                                BLAIR CORPORATION
                        --------------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


   DELAWARE                         001-00878                   25-0691670
   --------                         ---------                   ----------
(STATE OR OTHER               (COMMISSION FILE NO.)           (I.R.S. EMPLOYER
JURISDICTION OF                                             IDENTIFICATION NO.)
INCORPORATION)

     220 HICKORY STREET, WARREN, PENNSYLVANIA                  16366-0001
     ----------------------------------------                  ----------
     (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                  (ZIP CODE)




       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (814) 723-3600




                                 NOT APPLICABLE
                                 --------------
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)


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ITEM 5.  OTHER EVENTS.

         On July 20, 1999, the Registrant announced that, effective December 16, 1999 Mr. Murray K. McComas will resign as President/CEO of the Registrant. Mr. McComas will continue to serve as Chairman of the Registrant's Board of Directors. Mr. John E. Zawacki, currently Vice President/General Manager of the Registrant's Womenswear Division, will succeed Mr. McComas as President/CEO of the Registrant. Mark J. Espin, currently assistant Vice President and Merchandise Director of the Womenswear Division, will succeed Mr. Zawacki as Vice President/General Manager of the Registrant's Womenswear Division.



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ITEM 7.  FINAL STATEMENTS, PRO FORMA FINAL INFORMATION AND EXHIBITS.

         (c) Exhibits

                  Exhibit 99.  Press Release



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





Date:  July 22, 1999                        Blair Corporation

                                       By:  /s/ Kent R. Sivillo
                                            ----------------------------
                                            Kent R. Sivillo, Vice President
                                            and Treasurer (Principal Financial
                                            and Accounting Officer)







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